Exhibit 10.1

Confidential Materials omitted and filed separately with the

Securities and Exchange Commission. Asterisks denote omissions.

DRUG DEVELOPMENT PARTNERSHIP AND LICENSE AGREEMENT

FOR CUDC-906 AND CUDC-908

THIS DRUG DEVELOPMENT PARTNERSHIP AND LICENSE AGREEMENT (the “Agreement”) is entered into as of February 24, 2012 (the “Effective Date”) by and between CURIS, INC., a corporation organized under the laws of the State of Delaware, USA, having its principal offices at 4 Maguire Road, Lexington, MA 02421, USA (“Curis”), and GUANGZHOU BEBETTER MEDICINE TECHNOLOGY CO, LTD., a company organized under the laws of the People’s Republic of China, having its principal offices at Room C209, Sector C, Guangzhou International Business Incubator, 3 Juquan Road, Guangzhou Science Park, Guangdong 510663, People’s Republic of China (“GBMT”).

RECITALS

WHEREAS, Curis owns certain proprietary technology and information related to its proprietary compounds known as CUDC-906 and CUDC-908;

WHEREAS, Curis and GBMT are entering into this Agreement for the purpose of establishing a collaborative partnership for the further development of CUDC-906 and CUDC-908;

WHEREAS, GBMT desires to obtain, and Curis is willing to grant to GBMT, an exclusive license to develop, register and commercialize products containing CUDC-906 and CUDC-908 in the GBMT Territory, on the terms and subject to the conditions of this Agreement; and

WHEREAS, in partial consideration of such license, GBMT will conduct (or have conducted) all preclinical development necessary to generate the data and information required for the filing by Curis of an IND with the U.S. Food and Drug Administration for at least one of such compounds, and will provide all such data and information to Curis for use in the U.S. and elsewhere outside of the GBMT Territory.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.	DEFINITIONS.

1.1 “Affiliate” shall mean any company or other business entity controlled by, controlling, or under common control with a party hereto. For the purpose of this definition, a business entity shall be deemed to “control” another business entity, if it owns directly or indirectly, more than 50% of the outstanding voting securities, capital stock, or other comparable equity or ownership interest of such business entity, or exercises equivalent influence over such entity.

1.2 “C.F.R.” shall mean the United States Code of Federal Regulations.

1.3 “cGCP” shall mean current good clinical practices as established by the SFDA, as amended from time to time.

1.4 “cGLP” shall mean: (a) in the case of preclinical research and development activities with respect to a Compound or Product (including, without limitation, the CUDC-908 IND-Enabling Activities), current good laboratory practices, as set forth in 21 C.F.R. Part 58 and as interpreted by relevant ICH guidelines; and (b) in all other cases, current good laboratory practices as established by the SFDA; in each case, as amended from time to time.

1.5 “cGMP” shall mean: (a) in the case of preclinical research and development activities with respect to a Compound or Product (including, without limitation, the CUDC-908 IND-Enabling Activities), the current good manufacturing practices and standards for the production of drugs and finished pharmaceuticals, as set forth in 21 C.F.R. Parts 210 and 211 and as interpreted by relevant ICH guidelines; and (b) in all other cases, current good manufacturing practices as established by the SFDA; in each case, as amended from time to time.

1.6 “China” shall mean the People’s Republic of China.

1.7 “CMC” shall mean chemistry, manufacturing and controls information.

1.8 “Commercially Reasonable Efforts” shall mean, with respect to GBMT’s under this Agreement to develop or obtain Regulatory Approval for Products in the GBMT Territory, the level of efforts required to carry out such obligation in a manner consistent with the efforts a pharmaceutical or biotechnology company typically devotes to a product of similar market potential, resulting from its own research efforts, at a similar stage in its development or product life.

1.9 “Compound(s)” shall mean CUDC-906 and/or CUDC-908, as applicable.

1.10 “Confidential Information” shall have the meaning provided in Section 8.1.

1.11 “Control” or “Controlled” shall mean, with respect to any information, Patents or other intellectual property rights, possession by an entity of the ability (whether by ownership, license or otherwise) to grant access to, to grant use of, or to grant a license or a sublicense of or under such information, Patents or intellectual property rights without violating the terms of any agreement or other arrangement with any Third Party.

1.12 “CQ/Curis Agreement” shall mean that certain Inventions, Non-Disclosure and Non-Competition Agreement between Curis and Changgeng Qian, M.D., Ph.D., dated July 2, 2001.

1.13 “CUDC-906” shall mean Curis’ multi-target HDAC and PI3K inhibitor known as CUDC-906, having the chemical structure set forth in Exhibit A hereto.

1.14 “CUDC-908” shall mean Curis’ multi-target HDAC and PI3K inhibitor known as CUDC-908, having the chemical structure set forth in Exhibit B hereto.

1.15 “CUDC-908 IND-Enabling Activities” shall have the meaning provided in Section 4.2(a).

1.16 “Curis Invention” shall mean any Invention made solely by one or more employees or contractors of Curis.

1.17 “Curis Know-How” shall mean Information with respect to Compound and/or Product that is Controlled by Curis as of the Effective Date or during the Term and that is necessary or useful for the development, manufacture, use or sale of Compounds or Products in the Field. For the avoidance of doubt, Curis Know-How excludes Information relating to any pharmacologically or therapeutically active ingredient other than a Compound.

1.18 “Curis Non-Assert Patents” shall mean all Patents Controlled by Curis as of the Effective Date or during the Term in the GBMT Territory that claim priority or otherwise correspond to PCT patent publication [**]. The Curis Non-Assert Patents as of the Effective Date are set forth in Exhibit C hereto.

1.19 “Curis-Originated Information” shall mean all “Proprietary Information” and “Developments,” as each such term is defined in the CQ/Curis Agreement.

1.20 “Curis Patents” shall mean Patents Controlled by Curis as of the Effective Date or during the Term that, in the absence of a license thereunder, would be infringed by the manufacture, use, sale, offer for sale or import of Compounds and/or Products in the Field in the GBMT Territory; but excluding the Curis Non-Assert Patents. The Curis Patents as of the Effective Date are set forth in Exhibit D hereto. For the avoidance of doubt, Curis Patents exclude claims of Patents Controlled by Curis to the extent such claims are directed to any pharmacologically or therapeutically active ingredient other than a Compound.

1.21 “Curis Technology” shall mean the Curis Patents and Curis Know-How.

1.22 “Curis Territory” shall mean the entire world, excluding the GBMT Territory.

1.23 “Curis Trademarks” shall mean any and all trademarks, trade names, trade dress and service marks owned or controlled by Curis or any of its Affiliates as of the Effective Date or during the Term.

1.24 “Data” shall mean any and all results of research, preclinical studies, including in vitro and in vivo studies, clinical trials and other testing of any Compound or Product conducted by or on behalf of a party either before or during the Term, and any and all other data generated by or on behalf of a party related to the development, manufacture or commercialization of any Compound or Product, including biological, chemical, pharmacological, toxicological, efficacy, pharmacokinetic, ADME, clinical, CMC, analytical, quality control, and other data, results and descriptions.

1.25 “Derivative Compound” shall mean any derivative, analogue or modification of a Compound.

1.26 “Derivative Product” shall mean any pharmaceutical product containing or incorporating a Derivative Compound, whether or not as the sole active ingredient, in any dosage form or formulation.

1.27 “Development Plan” shall have the meaning provided in Section 4.1.

1.28 “Exclusive License” shall have the meaning provided in Section 2.1.

1.29 “FDA” shall mean the United States Food and Drug Administration, or any successor agency thereto.

1.30 “Field” shall mean the treatment or prevention of any and all human diseases and disorders.

1.31 “GBMT Invention” shall mean any Invention made solely by one or more employees or contractors of GBMT.

1.32 “GBMT Know-How” shall mean all Information generated by or on behalf of GBMT during the Term relating to Compounds or Products.

1.33 “GBMT Patents” shall mean all Patents Controlled by GBMT during the Term that claim any GBMT Know-How.

1.34 “GBMT Technology” shall mean the GBMT Patents and GBMT Know-How.

1.35 “GBMT Territory” shall mean China, Macau, Taiwan and Hong Kong.

1.36 “ICH” shall mean the International Conference on Harmonisation of Technical Requirements for Registration of Pharmaceuticals for Human Use.

1.37 “IND” shall mean: (a) an Investigational New Drug Application filed with the FDA pursuant to 21 C.F.R. Part 312; (b) a Clinical Trial Application filed with the SFDA (or such other application as may be required to be filed with the SFDA in order to initiate a clinical trial of an investigational drug product in China); or (c) any equivalent filing with any Regulatory Authority in any other jurisdiction; in each case, including all amendments and supplements to any of the foregoing.

1.38 “Information” shall mean tangible and intangible information, techniques, technology, practices, trade secrets, inventions (whether patentable or not), methods (including any analytical methods and other quality control and assurance methods), processes, procedures, knowledge, know-how, skill, experience, Data, results (including pharmacological, toxicological and clinical test data and results), analytical and quality control data, results or descriptions, software, algorithms, compositions of matter, cells, cell lines, assays, animal models and physical, biological or chemical material.

1.39 “Initial Development Plan” shall have the meaning provided in Section 4.1.

1.40 “Invention” shall mean any discovery or invention, whether or not patentable, made in the course and as a result of the conduct of the activities expressly contemplated by this Agreement, including, without limitation, any such discovery or invention relating to the composition or formulation of any Compound or Product, and any method of making or using any Compound or Product. For the avoidance of doubt, and notwithstanding the foregoing, Inventions shall exclude “Developments,” as such term is defined in the CQ/Curis Agreement.

1.41 “Joint Invention” shall mean any Invention made jointly by one or more employees or contractors of Curis and one or more employees or contractors of GBMT.

1.42 “Joint Patents” shall mean all Patents that claim a Joint Invention.

1.43 “Joint Technology” shall mean Joint Inventions and Joint Patents.

1.44 “Joint Steering Committee” or “JSC” shall have the meaning provided in Section 3.2.

1.45 “License” shall have the meaning provided in Section 2.2.

1.46 “Manufacturing License” shall have the meaning provided in Section 2.2.

1.47 “NDA” shall mean (a) a New Drug Application filed with the FDA pursuant to 21 C.F.R. Part 314.5, et seq.; (b) a New Drug Application filed with the SFDA (or such other application as may be required to be filed with the SFDA in order to market and sell a new drug in China); or (c) the equivalent application filed with any Regulatory Authority in any other jurisdiction; in each case, including all amendments and supplements to any of the foregoing.

1.48 “Patents” shall mean patents and patent applications, including provisional applications, continuations, continuations-in-part, continued prosecution applications, divisions, substitutions, reissues, additions, renewals, reexaminations, extensions, term restorations, confirmations, registrations, revalidations, revisions, priority rights, requests for continued examination and supplementary protection certificates granted in relation thereto, as well as utility models, innovation patents, petty patents, patents of addition, inventor’s certificates, and equivalents in any country or jurisdiction.

1.49 “Product” shall mean any pharmaceutical product containing or incorporating a Compound, whether or not as the sole active ingredient, in any dosage form or formulation.

1.50 “Regulatory Approval” shall mean any and all approvals (including price and reimbursement approvals, if required), licenses, registrations, or authorizations of any Regulatory Authority that are necessary to market and sell a Product in any country or other jurisdiction.

1.51 “Regulatory Authority” shall mean any country, federal, supranational, state or local regulatory agency, department, bureau or other governmental or regulatory authority having the administrative authority to regulate the development or marketing of pharmaceutical products in any country or other jurisdiction (e.g., the FDA and the SFDA).

1.52 “SFDA” shall mean the State Food and Drug Administration of China, or any successor agency thereto.

1.53 “Sublicensee” shall mean any Third Party or Affiliate of GBMT to whom GBMT (or an Affiliate of GBMT) has directly or indirectly granted a sublicense under all or any portion of the License.

1.54 “Term” shall have the meaning provided in Section 9.1.

1.55 “Third Party” shall mean any entity other than parties and their respective Affiliates.

1.56 “U.S. IND Package” shall have the meaning provided in Section 4.2(c).

1.57 “Valid Claim” shall mean a claim contained in (a) an issued and unexpired patent which has not been held unenforceable, unpatentable or invalid by a decision of a court or other governmental agency of competent jurisdiction, unappealable or unappealed within the time allowed for appeal, and which has not been admitted to be invalid or unenforceable through abandonment, reissue, disclaimer or otherwise or (b) a patent application that has not been irretrievably cancelled, withdrawn or abandoned.

2.	LICENSE GRANTS.

2.1 Exclusive License. Subject to the terms and conditions of this Agreement, Curis hereby grants to GBMT, during the Term, an exclusive (even as to Curis, except as described below), royalty-free license, with the right to grant sublicenses, under the Curis Technology and Curis’ interest in the Joint Technology, solely to develop, make, have made, use, market, sell, have sold, offer for sale, and import Compounds and Products in the Field in the GBMT Territory (the “Exclusive License”).

2.2 Non-Exclusive License. Subject to the terms and conditions of this Agreement, Curis hereby grants to GBMT, during the Term, a non-exclusive, royalty-free license, with the right to grant sublicenses, under the Curis Technology, solely to make and have made Compounds and/or Products in the Curis Territory, and to import such Compound and/or Products into the GBMT Territory, in each case, for the sole purpose of developing, using, marketing, selling, having sold, offering for sale, and importing such Compounds and/or Product in the Field in the GBMT Territory (the “Manufacturing License” and, together with the Exclusive License, the “License”). For the avoidance of doubt, nothing in this Section 2.2 shall be construed as granting GBMT any right to develop, use, market, sell, have sold, offer for sale, or import any Compound or Product in the Curis Territory, or to grant any Affiliate or Third Party any license or other right to do any of the foregoing.

2.3 Non-Assert Under Curis Non-Assert Patents. Subject to the terms and conditions of this Agreement, Curis agrees not to assert any Curis Non-Assert Patent against GBMT or any of its Affiliates or Sublicensees solely with respect to the manufacture, use, sale, offer for sale, and import of Compounds and Products in the Field in the GBMT Territory during the Term.

2.4 Sublicenses. GBMT shall have the right to grant sublicenses under all or any portion of the License with respect to either or both Compounds (each, a “Sublicense”) to its Affiliates and Third Parties, subject to the following:

(a) Until delivery to Curis of the U.S. IND Package for CUDC-908, Curis’ prior written consent will be required for the grant by GBMT of any Sublicense to any Third Party or Affiliate of GBMT; provided, however, that this Section 2.4(a) shall not be construed as prohibiting GBMT from subcontracting Development Plan activities to qualified Third Party service providers as expressly permitted by Section 4.4;

(b) From and after delivery to Curis of the U.S. IND Package for CUDC-908, Curis shall have the exclusive right of first negotiation with respect to any proposed Sublicense (a “ROFN”), as described below in this Section 2.4(b). If GBMT proposes to grant any Sublicense to any Third Party or Affiliate, then, prior to offering any Sublicense to, initiating any Sublicense discussions with, or providing any Compound data to, any Third Party or Affiliate, GBMT shall deliver written notice to Curis of GBMT’s intent to grant such Sublicense, which notice shall describe the scope of the proposed Sublicense, and shall provide to Curis the complete data package regarding the applicable Compound(s) that GBMT would provide to potential Sublicensees. Curis may exercise its ROFN with respect to such proposed Sublicense by delivering written notice [**] (the “Notice Period”). If Curis exercises its ROFN for a particular proposed Sublicense, [**], the “Negotiation Period”), Curis and GBMT shall negotiate in good faith a definitive agreement under which GBMT would grant such Sublicense to Curis. During the Notice Period for a proposed Sublicense and, if Curis exercises its ROFN for such proposed Sublicense, during the applicable Negotiation Period (collectively, the “Exclusive Period”), GBMT shall not offer or grant such proposed Sublicense to any Third Party or Affiliate, nor engage in any discussions or negotiations with any Third Party or Affiliate regarding such proposed Sublicense. If [**], then GBMT shall have the right to offer and grant to a Third Party or an Affiliate of GBMT a Sublicense of no greater scope than described in GBMT’s notice to Curis; provided, however, [**]. For clarity, neither Curis’ failure to exercise its ROFN with respect to a particular proposed Sublicense, nor the parties’ failure to enter into a definitive agreement with respect to a particular proposed Sublicense, shall constitute a waiver of Curis’ ROFN with respect to any other proposed Sublicense that is of a greater scope than, or is outside of the scope of, such proposed Sublicense.

(c) Any and all sublicenses granted under the License shall be subject to, and consistent with, the terms and conditions of this Agreement.

(d) GBMT shall be fully responsible for the compliance of its Affiliates and Sublicensees with the terms and conditions of this Agreement.

2.5 Exclusions. For purpose of clarity, GBMT acknowledges and agrees that Curis Patents are included in the License only to the extent that such Curis Patents claim (either generically or specifically) the Compounds, as well as compositions containing Compounds, and methods of use and methods of manufacture of Compounds, and that the License excludes any right to develop, make, have made, use, market, sell, have sold, offer for sale, or import any pharmacologically or therapeutically active ingredient other than a Compound or Product, including, without limitation, any Derivative Compound or Derivative Product.

2.6 Retained Rights. Curis hereby expressly reserves:

(a) the exclusive right to practice, and to grant licenses under, the Curis Technology for any and all purposes other than the development, manufacture, use, marketing, sale, offer for sale, and import of Compounds and Products in the Field in the GBMT Territory;

(b) the non-exclusive right to practice, and to grant licenses to its Affiliates and to Third Parties under, the Curis Technology and Curis’ interest in the Joint Technology, to make and have made Compounds and Products in the GBMT Territory and import such Compounds and/or Products into the Curis Territory, in each case, for the sole purpose of the development, manufacture, use, marketing, sale, offer for sale, and import of such Compounds and/or Products in the Curis Territory; and

(c) all rights in Curis Trademarks. No right or license, express or implied, is granted to GBMT to use any Curis Trademark.

2.7 Negative Covenants. GBMT hereby covenants not to practice, and not to permit or cause any Affiliate, Sublicensee or other Third Party to practice, any Curis Technology for any purpose other than as expressly authorized in this Agreement. Without limiting the generality of the foregoing, GBMT hereby covenants: [**]. GBMT further covenants not to use, and not to cause or permit any of its Affiliates or Sublicensees to use, any Curis Trademark.

2.8 License Grant-Back to Curis. Subject to the terms and conditions of this Agreement, GBMT hereby grants to Curis an exclusive (even as to GBMT, except as expressly set forth below in this Section 2.8), royalty-free, fully-paid, irrevocable, perpetual license, with the right to sublicense, under the GBMT Technology and GBMT’s interest in the Joint Technology solely: (a) to develop, make, have made, use, market, sell, have sold, offer for sale, and import Compounds, Products, Derivative Compounds and Derivative Products in the Curis Territory; and (b) to make and have made Compounds, Products, Derivative Compounds and Derivative Products in the GBMT Territory and import such Compound and/or Products into the Curis Territory, in each case, for the sole purpose of developing, using, marketing, selling, having sold, offering for sale, and importing such Compounds, Products, Derivative Compounds and Derivative Products in the Curis Territory (collectively, the “Grant-Back License”); provided, however, that the exclusivity of the Grant-Back License will be subject to GBMT’s retained right under the GBMT Technology and GBMT’s interest in the Joint Technology to make and have made Compounds and/or Products in the Curis Territory and import such Compound and/or Products into the GBMT Territory, in each case, for the purpose of developing, using, marketing, selling, having sold, offering for sale, and importing such Compound and/or Product in the GBMT Territory.

3.	GOVERNANCE.

3.1 Alliance Managers. Each party shall appoint one of its officers to serve as its alliance manager under this Agreement (each, an “Alliance Manager”). Curis’ initial Alliance Manager shall be Curis’ Chief Medical Officer, and GBMT’s initial Alliance Manager shall be Changgeng Qian, M.D., Ph.D. (“Dr. Qian”). Each party may replace its Alliance Manager at any time upon notice to the other party; provided, however, [**]. The Alliance Managers shall

[**] contact with each other thereafter, and shall be responsible for facilitating communications between the parties (including coordinating the transfer of Data and Information as required under this Agreement). In addition, GBMT’s Alliance Manager shall work closely with Curis’ Alliance Manager to ensure that Development Plan activities are designed and conducted such that the results of such activities are suitable for submission to the FDA in support of INDs, NDAs and Regulatory Approvals for Products, including, as applicable, cGLP, cGCP and/or cGMP.

3.2 Joint Steering Committee. Promptly after the Effective Date, the parties shall establish a Joint Steering Committee (the “JSC”) composed of at least three representatives of each of Curis and GBMT; provided, however, that if GBMT cannot designate three representatives as of the Effective Date, GBMT shall initially designate at least one representative and shall designate the other two representatives as soon as reasonably practicable thereafter. In the event GBMT grants a Sublicense in accordance with Section 2.4, [**]. One of Curis’ representatives on the JSC shall act as the chairperson of the JSC. The JSC shall meet [**] as mutually agreed by the parties. Such meetings may be conducted by videoconference, teleconference or in person, as agreed by the parties (except that at least two of such meetings per year shall be conducted in person at Curis’ offices or, as mutually agreed by the parties, at GBMT’s offices), and the parties shall agree upon the time of such meetings. Within [**], the JSC chairperson shall prepare and deliver to all JSC members written minutes of the meeting. A reasonable number of additional representatives of a party may attend meetings of the JSC in a non-voting capacity.

3.3 JSC Functions and Powers. The responsibilities of the JSC shall be:

(a) to review, discuss and approve the Development Plan and amendments thereto, including, but not limited to, the CUDC-908 IND-Enabling Activities and the budget therefor;

(b) to facilitate the exchange of Curis Know-How and GBMT Know-How;

(c) to serve as a forum for GBMT to keep Curis reasonably informed regarding GBMT’s development, registration and commercialization plans, efforts and results with respect to Compounds and Products in the Field in the GBMT Territory;

(d) to seek harmonization in the parties’ respective development and Regulatory Approval efforts with respect to Compounds and Products in the Field; and

(e) to carry out such other obligations as are expressly delegated to it under this Agreement.

3.4 JSC Decision-Making. Decisions of the JSC shall be made by unanimous vote, with each party’s representatives collectively having one vote. No vote of the JSC may be taken unless at least one of each party’s representatives on the JSC votes. If the JSC is unable to reach a unanimous vote on any matter within the scope of its authority, then the matter shall be referred to the Chief Executive Officer of Curis and Dr. Qian, who shall attempt in good faith to resolve such issue [**]. If such officers are unable to resolve any matter [**], and such matter relates to development, commercialization, marketing or manufacturing of Compounds or Products in the

Field in the GBMT Territory (other than manufacturing of Compounds or Products by or on behalf of Curis for import into the Curis Territory as permitted by this Agreement), Dr. Qian shall have final decision-making authority; provided, however, that Dr. Qian, in the exercise of his final decision-making authority: (a) shall give good faith consideration to, and take into account, Curis’ position; and (b) shall not have any power (i) to modify or amend the terms and conditions of this Agreement; or (ii) to determine any issue in a manner that would conflict with the terms and conditions of this Agreement; and provided, further, that the Development Plan and any amendment thereto, including, without limitation, the CUDC-908 IND-Enabling Activities and the budget for such activities, shall not be subject to Dr. Qian’s final decision-making authority.

3.5 Duration of Existence of JSC. The JSC shall remain in place until completion of all Development Plan and other clinical development activities with respect to any Compound or Product and GBMT’s delivery to Curis of all data and results of such activities.

4.	DEVELOPMENT AND COMMERCIALIZATION.

4.1 Development Plan. Attached hereto as Exhibit E, and incorporated herein by this reference, is the initial written plan of development and regulatory activities proposed to be conducted in order to apply for Regulatory Approval for Products in the Field in the GBMT Territory, including a timeline for performance of such activities (the “Initial Development Plan”). As promptly as practicable after the Effective Date and in any event before the filing of any IND for a Compound or Product with the SFDA, GBMT’s Alliance Manager, with the participation and input of Curis’ Alliance Manager, shall prepare a more detailed written development plan, which shall be consistent with the Initial Development Plan and shall include, without limitation, a detailed description of the CUDC-908 IND-Enabling Activities, including the anticipated timeline for performance of each such activity and the budget for any such activity that will be subcontracted to a Third Party service provider in accordance with Section 4.4 (as amended from time to time in accordance with this Agreement, the “Development Plan”). Thereafter, the Alliance Managers shall review the Development Plan at reasonable intervals and, as needed, prepare appropriate amendments thereto. The Development Plan and each amendment thereto shall be presented to the JSC for review and comment and shall be subject to the JSC’s approval. Promptly following JSC approval of the Development Plan or any amendment thereto, each party shall sign a copy thereof, and, upon execution by both parties, such Development Plan or amendment shall be, and hereby is, incorporated by reference in this Agreement.

4.2 Conduct of Development. GBMT shall be solely responsible for conducting, or having conducted, all Development Plan activities, and such other research and development activities as may be necessary or useful to register and commercialize Compounds and Products in the Field in the GBMT Territory, in accordance with this Agreement, at GBMT’s sole expense (except as expressly set forth in Section 5.1). All preclinical research and development activities with respect to Compounds and Products, including, without limitation, IND-enabling toxicology studies and chemistry, manufacturing and controls (CMC) work, shall be conducted in accordance with cGLP and cGMP, and all clinical development activities with respect to Compounds and Products shall be conducted in accordance with cGCP and cGMP. GBMT shall use Commercially Reasonable Efforts to perform the Development Plan substantially within the timeframe specified therein. Without limiting the generality of the foregoing, GBMT shall:

(a) conduct, or have a reputable and qualified Third Party service provider conduct on GBMT’s behalf, preclinical research and development activities with respect to CUDC-908 (or, if preclinical research and development of CUDC-908 is terminated, then, at Curis’ option, with respect to CUDC-906) in the Field in the GBMT Territory, including IND-enabling toxicology studies, all of which shall be conducted in accordance with cGLP and cGMP, such that the resulting data are suitable for submission to both the FDA and the SFDA in support of an IND filing (collectively, “CUDC-908 IND-Enabling Activities”). Any Third Party service provider proposed to be used shall be subject to Curis’ prior written approval, which shall not be unreasonably withheld;

(b) use Commercially Reasonable Efforts to complete the CUDC-908 IND-Enabling Activities [**];

(c) [**] CUDC-908 IND-Enabling Activities, deliver to Curis a data package that contains all data and other information necessary to support a U.S. IND filing for CUDC-908 by Curis (the “U.S. IND Package”). GBMT acknowledges that failure to deliver the U.S. IND Package in accordance with this Agreement shall constitute a material breach of this Agreement by GBMT;

(d) make all regulatory submissions to, and conduct all communications with, the SFDA and other Regulatory Authorities in the GBMT Territory with respect to Compounds Products in the Field;

(e) conduct clinical development of Products in the Field in the GBMT Territory, and use a reputable, qualified and independent data safety monitoring board (“DSMB”) to oversee and monitor all such clinical development activities. Any DSMB proposed to be used shall be subject to Curis’ prior written approval, which shall not be unreasonably withheld; and

(f) conduct Product manufacturing process development and scale-up and manufacture of clinical material.

Subject to the terms and conditions of this Agreement, GBMT shall have final decision-making authority regarding the development of, and the content, preparation and filing of all INDs, applications for Regulatory Approval, and other regulatory submissions with respect to, Compounds and Products, in each case, in the Field in the GBMT Territory; provided, however, that GBMT shall:

(i) [**], through its Alliance Manager, discuss GBMT’s proposed clinical strategies with Curis’ Alliance Manager;

(ii) provide Curis’ Alliance Manager with drafts of all protocols for preclinical studies and clinical trials of Compound or Product of which GBMT or its Affiliate or Sublicensee will be the sponsor and allow Curis’ Alliance Manager [**] on such drafts;

(iii) provide Curis’ Alliance Manager with the proposed labeling for any Product [**] for such Product with the SFDA; and

(iv) accept and incorporate all reasonable comments and suggestions of Curis’ Alliance Manager with respect to the matters described in the preceding subsections (i), (ii) and (iii).

4.3 Performance Standards. GBMT shall conduct all preclinical research and development, and all clinical development, of Compounds and Products in the GBMT Territory in good scientific manner, and in full compliance with the requirements of all applicable laws, regulations and guidelines, including, without limitation, cGLP, cGMP and/or cGCP as applicable to a particular study or clinical trial. Subject to Section 4.4, GBMT shall maintain laboratories, offices and all other facilities reasonably necessary to carry out the activities to be performed pursuant to the Development Plan, and shall devote qualified personnel and other appropriate resources to the performance of the Development Plan. In conformity with standard pharmaceutical and biotechnology industry practices and the terms and conditions of this Agreement, GBMT shall prepare and maintain, or shall cause to be prepared and maintained, complete and accurate written records, accounts, notes, reports and data with respect to activities conducted pursuant to the Development Plan, which shall be appropriate for patent and regulatory purposes in form and in substance, and, upon Curis’ written request, shall send legible copies of the aforesaid to Curis. To facilitate collaboration between the parties, GBMT agrees that all such records shall be accurate and complete, and if such records are maintained in Chinese, GBMT shall deliver English summary translations thereof to Curis, provided that GBMT shall deliver to Curis complete English translations of all final reports of preclinical studies and clinical trials. Curis and/or its representatives may visit GBMT and its Third Party service providers involved in the research, manufacture or development of Compounds or Products at reasonable times and with reasonable frequency during normal business hours to observe the progress of such activities, to review records, documents, information, data, and materials, and to ascertain GBMT’s compliance with its obligations under Section 4.2 and this Section 4.3. GBMT shall assist Curis in scheduling such visits.

4.4 Subcontracting. GBMT may perform any or all of its obligations under the Development Plan and/or conduct other development, regulatory, commercialization, marketing or manufacturing activities hereunder through one or more appropriately-qualified Third Party service providers, provided that: (a) subcontracting of Development Plan activities, including the identity of the subcontractor, will require Curis’ prior approval (which Curis’ Chief Executive Officer and/or Chief Medical Officer shall be authorized to give, and which may be given either in writing or by email); (b) none of Curis’ rights hereunder are diminished or otherwise adversely affected as a result of such subcontracting, (c) the subcontractor undertakes in writing obligations of confidentiality and non-use regarding Confidential Information which are at least as stringent as those undertaken by GBMT pursuant to Article 8 hereof; and (d) the subcontractor agrees in writing to assign to GBMT any and all Information, including inventions, made by such subcontractor in the course of performing the subcontracted activities. GBMT shall be fully responsible for the compliance of its Third Party contractors with all applicable terms and conditions of this Agreement and for payment of such Third Party contractors.

4.5 Technology Transfer; Exchange of Information.

(a) Commencing promptly after the Effective Date, Curis shall disclose to GBMT all existing and available (in recorded form) Curis Know-How as reasonably required for the development, manufacture or commercialization of Product in the GBMT Territory. Thereafter, on an ongoing basis, Curis shall also disclose to GBMT any and all additional Curis Know-How generated after the Effective Date. Without limiting the generality of the foregoing, Curis shall provide to GBMT true and complete copies of all written, graphic or electronic embodiments of Data within the Curis Know-How, including all draft and final reports of any preclinical study or clinical trial of, and all CMC, pharmacology, toxicology and pharmacokinetic data with respect to, Compounds and Products, and shall promptly disclose to GBMT in writing each Curis Invention that is within the Curis Know-How and each Joint Invention.

(b) On an ongoing basis during the Term, GBMT shall disclose to Curis all GBMT Know-How necessary or useful for the development, manufacture or commercialization of Product in the Curis Territory. Without limiting the generality of the foregoing, GBMT shall provide to Curis true and complete copies of all written, graphic or electronic embodiments of Data within the GBMT Know-How, including all draft and final reports of any preclinical study or clinical trial of, and all CMC, pharmacology, toxicology and pharmacokinetic data with respect to, Compounds and Products, and shall promptly disclose to Curis in writing each GBMT Invention and Joint Invention. With respect to any of the foregoing that is in a language other than English, GBMT shall also provide Curis with an English translation thereof.

4.6 Regulatory.

(a) Regulatory Responsibility in the GBMT Territory. GBMT shall be solely responsible for preparing and filing all INDs and NDAs in the GBMT Territory and obtaining and maintaining all Regulatory Approvals for Compounds and Products in the Field in the GBMT Territory. GBMT shall be the holder of all Regulatory Approvals for Compounds and Products in the Field in the GBMT Territory and shall have responsibility for all interactions with Regulatory Authorities with respect to Compounds and Products in the Field in the GBMT Territory. GBMT shall bear all costs and expenses incurred in connection with regulatory activities with respect to Compounds and Product in the Field in the GBMT Territory.

(b) Access to Regulatory Filings.

(i) Curis Filings. Curis shall in a timely manner provide to GBMT true and complete copies of: (A) all INDs, NDAs and Regulatory Approvals for any Compound or Product in the U.S.; and (B) other major correspondence with the FDA regarding any Compound or Product. Curis hereby grants to GBMT the right to access and cross-reference all U.S. INDs, NDAs and Regulatory Approvals for any Compound or Product for the purposes of obtaining and maintaining Regulatory Approvals for such Compound or Product in the GBMT Territory and complying with applicable adverse event reporting and other regulatory requirements in the GBMT Territory. Curis shall, promptly upon GBMT’s request, file with the FDA such letters of access or cross-reference as may be necessary to accomplish the intent of the preceding sentence.

(ii) GBMT Filings. GBMT shall in a timely manner provide to Curis:

(1) drafts of all proposed IND and NDA filings for each Product in China for review and comment reasonably in advance of submission to the SFDA or any other Regulatory Authority in China, together with English translations of any such draft INDs and NDAs that are not in English;

(2) true and complete copies of: (A) all INDs, NDAs and Regulatory Approvals for any Compound or Product in China, together with English translations of any of the foregoing that are not in English; and (B) other major correspondence with the SFDA and other Regulatory Authorities in China regarding any Compound or Product, together with English summary translations of any such correspondence that is not in English; and

(3) upon Curis’ request, true and complete copies of other INDs, NDAs and Regulatory Approvals for any Compound or Product in the GBMT Territory, and such other filings, submissions and correspondence with Regulatory Authorities in the GBMT Territory regarding any Compound or Product, as, in each case, Curis deems necessary or useful to obtain or maintain Approvals for any Compound or Product in the Curis Territory or to comply with applicable adverse event reporting and other regulatory requirements in the Curis Territory, together with English summary translations of any of the foregoing that are not in English.

GBMT hereby grants to Curis the right to access and cross-reference all INDs, NDAs and Regulatory Approvals for any Compound or Product in the GBMT Territory for the purposes of obtaining and maintaining Regulatory Approvals for such Compound or Product in the Curis Territory and complying with applicable adverse event reporting and other regulatory requirements in the Curis Territory. GBMT shall, promptly upon Curis’ request, file with the SFDA and other Regulatory Authorities in the GBMT Territory such letters of access or cross-reference as may be necessary to accomplish the intent of the preceding sentence.

(c) Adverse Event Reporting. Each party shall adhere, and shall require that its Affiliates, licensees, sublicensees, co-marketers and distributors adhere, to all requirements of applicable law and regulations that relate to the reporting and investigation of any adverse event, including without limitation an unfavorable and unintended diagnosis, symptom, sign (including an abnormal laboratory finding), syndrome or disease, whether or not considered Compound- or Product-related, which occurs or worsens following administration of Compound or Product. Each party and/or its Affiliates, licensees or sublicensees shall provide the other party with copies of all reports of any such adverse event which is serious (any such adverse event involving Compound or Product that results in death, is life-threatening, requires or prolongs in-patient hospitalization, results in disability, congenital anomaly or is medically important (i.e., may require other medical or surgical intervention to prevent other serious criteria from occurring)) and which such party and/or its Affiliates, licensees or sublicensees has reason to believe are reasonably attributable to Compound or Product as soon as possible and in no event later than 10 business days following (i) such party’s submission of any such report to any Regulatory Authority, or (ii) receipt from such party’s licensee, sublicensee, co-marketer or distributor of any such report to any Regulatory Authority. Each party shall also advise the other party regarding any proposed labeling or registration dossier changes affecting Product. Reports from GBMT to Curis pursuant to this Section 4.6(c) shall be delivered to the attention of Chief Medical Officer, Curis, with a copy to Chief Executive Officer, Curis, at the address set forth in Section 12.9. Reports from Curis to GBMT pursuant to this Section 4.6(c) shall be delivered to the attention of Dr. Qian, at the address set forth in Section 12.9. The parties shall mutually cooperate with regard to investigation of any such serious adverse event, whether experienced by GBMT, Curis or any Affiliate, sublicensee, co-marketer or distributor of Curis or GBMT.

4.7 Commercialization. GBMT shall be solely responsible for marketing, promotion, distribution and commercialization of Products in the Field in the GBMT Territory, at GBMT’s sole expense. In marketing, promoting, distributing and commercializing Products in the Field in the GBMT Territory, GBMT shall comply with all applicable laws, rules and regulations.

4.8 Manufacture. GBMT shall be solely responsible for manufacturing or having manufactured clinical and commercial quantities of Compounds and Products for use and distribution in the Field in the GBMT Territory, at GBMT’s sole expense. GBMT shall conduct, or have conducted, all manufacturing of Compounds and Products in the Field in the GBMT Territory in full compliance with the requirements of all applicable laws, regulations and guidelines, including, without limitation, cGMP.

4.9 Disclosure Regarding GBMT Efforts. During the Term, GBMT shall provide written reports to Curis, summarizing in reasonable detail the status of the development, regulatory, manufacturing and commercialization efforts of GBMT and its Affiliates and Sublicensees with respect to Compounds and Products in the GBMT Territory, including significant development, regulatory, manufacturing and commercialization plans, activities and results. Until delivery to Curis of the U.S. IND Package, such reports shall be delivered on a quarterly basis in January, April, July and October of each year. After delivery to Curis of the U.S. IND Package, such reports [**]. For the avoidance of doubt, GBMT’s reporting obligations under this Section 4.9 are in addition to its obligations under Sections 4.5, 4.6(b) and 4.6(c).

5.	PAYMENTS.

5.1 Financial Support for CUDC-908 IND-Enabling Activities. The parties acknowledge that this Agreement requires GBMT to conduct or have conducted all CUDC-908 IND-Enabling Activities in accordance with U.S. regulatory requirements such that the resulting Data is suitable for filing with the FDA of an IND for CUDC-908 (or CUDC-906, as applicable), as well as all applicable regulatory requirements in China as necessary for the filing with the SFDA of an IND for such Compound. In order to [**], Curis shall provide to GBMT up to an aggregate of U.S. $400,000, [**] CUDC-908 IND-Enabling Activities. Curis shall pay such amount to GBMT in installments on the following schedule, subject to fulfillment of the conditions specified below:

(a) U.S. $[**] within 10 business days after the cGMP synthesis and delivery to GBMT of a quantity (to be specified in the Development Plan) of CUDC-908 that meets QA/QC requirements, standards and criteria to be set forth in the Development Plan, such that it is suitable for use in (i) the cGLP IND-enabling toxicology studies that are part of the CUDC-908 IND-Enabling Activities under the Development Plan, and (ii) eventual clinical formulation;

(b) U.S. $[**] within 10 business days after completion and delivery to Curis of a certified English-language translation of the final reports from the cGLP IND-enabling toxicology studies that are part of the CUDC-908 IND-Enabling Activities under the Development Plan, which have been conducted in accordance with Sections 4.2 and 4.3, such that the results thereof are sufficient for filing with the FDA; and

(c) U.S. $[**] within 10 business days after delivery to Curis of the U.S. IND Package and Curis’ acceptance thereof in accordance with acceptance criteria to be set forth in the Development Plan.

In no event shall the aggregate amount payable by Curis under this Section 5.1 exceed U.S. $400,000.

5.2 Manner and Place of Payment. Payments under Section 5.1 shall be payable in United States dollars, by wire transfer in immediately available funds to a bank and account designated in writing by GBMT, unless otherwise mutually agreed by the parties in writing.

5.3 Taxes. GBMT shall be solely responsible for payment of any and all taxes levied on account of any payment made to GBMT under this Agreement. If any taxes are required to be withheld by Curis, Curis shall (a) deduct such taxes from the payment made to GBMT, (b) timely pay the taxes to the proper taxing authority, and (c) send proof of payment to GBMT issued by the taxing authority following such payment.

6.	INTELLECTUAL PROPERTY.

6.1 Ownership. Inventorship of Inventions shall be determined in accordance with the rules of inventorship under U.S. patent laws. Curis shall solely own all Curis Inventions. GBMT shall solely own all GBMT Inventions. The parties shall jointly own all Joint Inventions. Each party shall have the right to practice, and grant licenses under its joint ownership interest in, Joint Inventions, without the other party’s consent and without accounting to the other party, except to the extent such party has granted the other party an exclusive license thereunder pursuant to Article 2.

6.2 Patent Prosecution and Maintenance. For purposes of this Section 6.2, a party’s right to prosecute and maintain a Patent shall be deemed to include the right to control any interference, reexamination, reissue or opposition proceeding with respect to such Patent.

(a) Curis Patents. Curis shall have the sole right, but not the obligation, to prepare, file, prosecute and maintain the Curis Patents in the Curis Territory, at its sole expense and using counsel of its own choice. Curis shall have the first right, and the obligation, to prepare, file, prosecute and maintain the Curis Patents in China, and shall have the first right, but not the obligation, to prepare, file, prosecute and maintain the Curis Patents in the other countries of the GBMT Territory; in each case, using counsel of its own choice. GBMT shall reimburse Curis for patent fees and costs incurred by Curis on or after the Effective Date in connection with the preparation, filing, prosecution and maintenance of Curis Patents in the GBMT Territory within 30 days of receipt of invoice from Curis. Curis shall keep GBMT reasonably informed of progress with regard to the preparation, filing, prosecution and maintenance of Curis Patents in the GBMT Territory. Curis shall consult with, and consider in good faith the requests and suggestions of, GBMT with respect to strategies for filing and prosecuting Curis Patents in the GBMT Territory. In the event that Curis seeks to abandon or cease prosecution or maintenance of any Curis Patent in the GBMT Territory, Curis shall provide reasonable prior written notice to GBMT of such intention to abandon or cease prosecution or maintenance (which notice shall be given no later than 30 days prior to the next deadline for any action that must be taken with respect to any such Curis Patent in the relevant patent office). In such case, at GBMT’s sole discretion, upon written notice to Curis from GBMT, GBMT may elect to continue prosecution and/or maintenance of any such Curis Patent, at its sole cost and expense and by counsel of its own choice.

(b) GBMT Patents. GBMT shall have the first right, but not the obligation, to prepare, file, prosecute and maintain the GBMT Patents in the GBMT Territory, at its sole expense and using counsel of its own choice. Curis shall have the first right, but not the obligation, to prepare, file, prosecute and maintain the GBMT Patents in the Curis Territory, at its sole expense and using counsel of its own choice. The party with the first right to prepare, file, prosecute and maintain a GBMT Patent (the “Responsible Party”) shall keep the other party reasonably informed of progress with regard to the preparation, filing, prosecution and maintenance of such GBMT Patents. The Responsible Party shall consult with, and consider in good faith the requests and suggestions of, the other party with respect to strategies for filing and prosecuting the GBMT Patents. In the event that the Responsible Party seeks to abandon or cease prosecution or maintenance of any GBMT Patent, the Responsible Party shall provide reasonable prior written notice to the other party of such intention to abandon or cease prosecution or maintenance (which notice shall, to the extent possible, be given no later than 30 days prior to the next deadline for any action that must be taken with respect to any such GBMT Patent in the relevant patent office). In such case, at the other party’s sole discretion, upon written notice to the Responsible Party from the other party, the other party may elect to continue prosecution and/or maintenance of such GBMT Patent, at its sole cost and expense and by counsel of its own choice.

(c) Joint Patents. Curis shall have the sole right, but not the obligation, to prepare, file, prosecute and maintain the Joint Patents in the Curis Territory, at its sole expense and using counsel of its own choice. Curis shall have the first right, but not the obligation, to prepare, file, prosecute and maintain the Joint Patents in the GBMT Territory, using counsel of its own choice, and GBMT shall reimburse Curis for patent fees and costs incurred by Curis on or after the Effective Date in connection with the preparation, filing, prosecution and maintenance of Joint Patents in the GBMT Territory within 30 days of receipt of invoice from Curis. Curis shall keep GBMT reasonably informed of progress with regard to the preparation, filing, prosecution and maintenance of Joint Patents in the GBMT Territory. Curis shall consult with, and consider in good faith the requests and suggestions of, GBMT with respect to strategies for filing and prosecuting Joint Patents in the GBMT Territory. In the event that Curis seeks to abandon or cease prosecution or maintenance of any Joint Patent in the GBMT Territory, Curis shall provide reasonable prior written notice to GBMT of such intention to abandon or cease prosecution or maintenance (which notice shall be given no later than 30 days prior to the next deadline for any action that must be taken with respect to any such Joint Patent in the relevant patent office). In such case, at GBMT’s sole discretion, upon written notice to Curis from GBMT, GBMT may elect to continue prosecution and/or maintenance of any such Joint Patent, at its sole cost and expense and by counsel of its own choice.

6.3 Cooperation of the Parties. Each party agrees to cooperate fully in the preparation, filing, prosecution and maintenance of Patents under Section 6.2 and in the obtaining and maintenance of any patent extensions, supplementary protection certificates and the like with respect thereto. Such cooperation includes, but is not limited to: (a) executing all papers and instruments, or requiring its employees or contractors, to execute such papers and instruments, so as to effectuate the ownership of Inventions set forth in Section 6.1, and Patents claiming or disclosing such Inventions, and to enable the other party to apply for and to prosecute patent applications in any country as permitted by Section 6.2; and (b) promptly informing the other party of any matters coming to such party’s attention that may affect the preparation, filing, prosecution or maintenance of any such patent applications.

6.4 Patent Enforcement. For purposes of this Section 6.4, a party’s right to bring and control an action or proceeding against a Third Party with respect to infringement of a Patent shall be deemed to include the right to defend against any counterclaim brought against it by such Third Party with respect to such Patent.

(a) Notice. In the event that either Curis or GBMT becomes aware of any infringement or threatened infringement by a Third Party of any Curis Patent, GBMT Patent or Joint Patent, it shall so notify the other party in writing.

(b) Curis Patents.

(i) Curis shall have the sole right to bring and control any action or proceeding with respect to infringement of any Curis Patent: (A) in the Curis Territory; and (B) in the GBMT Territory with respect to any infringing activity that (1) is outside the Field, or (2) relates to any compound or product that is not a Compound or Product (whether or not it also relates to Compound or Product); in each case, at its own expense and by counsel of its own choice.

(ii) GBMT shall have the first right to bring and control any action or proceeding against a Third Party with respect to infringement of any Curis Patent in the Field in the GBMT Territory, where such infringement relates solely to Compound or Product, at its own expense and by counsel of its own choice, and Curis shall have the right, at its own expense, to be represented in any such action by counsel of its own choice. If GBMT fails to bring any such action or proceeding within (A) [**] following the notice of alleged infringement, or (B) [**] the time limit, if any, set forth in the appropriate laws and regulations for the filing of such actions, whichever comes first, then Curis shall have the right to bring and control any such action, at its own expense and by counsel of its own choice, and GBMT shall have the right, at its own expense, to be represented in any such action by counsel of its own choice.

(c) GBMT Patents.

(i) Curis shall have the first right to bring and control any action or proceeding against a Third Party with respect to infringement of any GBMT Patent in the Field in the Curis Territory, at its own expense and by counsel of its own choice, and GBMT shall have the right, at its own expense, to be represented in any such action by counsel of its own choice. If Curis fails to bring any such action or proceeding within (A) [**] following the notice of alleged infringement, or (B) [**] the time limit, if any, set forth in the appropriate laws and regulations for the filing of such actions, whichever comes first, then GBMT shall have the right to bring and control any such action, at its own expense and by counsel of its own choice, and Curis shall have the right, at its own expense, to be represented in any such action by counsel of its own choice.

(ii) GBMT shall have the sole right to bring and control any action or proceeding with respect to infringement of any GBMT Patent in the GBMT Territory, at its own expense and by counsel of its own choice.

(d) Joint Patents.

(i) Curis shall have the sole right to bring and control any action or proceeding with respect to infringement of any Joint Patent in the Curis Territory, at its own expense and by counsel of its own choice.

(ii) GBMT shall have the first right to bring and control any action or proceeding against a Third Party with respect to infringement of any Joint Patent in the GBMT Territory, at its own expense and by counsel of its own choice, and Curis shall have the right, at its own expense, to be represented in any such action by counsel of its own choice. If GBMT fails to bring any such action or proceeding within (A) [**] following the notice of alleged infringement, or (B) [**] the time limit, if any, set forth in the appropriate laws and regulations for the filing of such actions, whichever comes first, then Curis shall have the right to bring and control any such action, at its own expense and by counsel of its own choice, and GBMT shall have the right, at its own expense, to be represented in any such action by counsel of its own choice.

(e) Cooperation. In the event a party brings an infringement action in accordance with this Section 6.4, the other party shall cooperate fully, including, if required to bring such action, the furnishing of a power of attorney or being named as a party. Neither Party shall have the right to settle any patent infringement litigation under this Section 6.4 in a manner that admits the invalidity or unenforceability of the other party’s Patents or imposes any restriction or obligation on the other party, without the prior written consent of the other party, which shall not be unreasonably withheld.

(f) Recoveries. Except as otherwise agreed by the parties in connection with a cost-sharing arrangement, any recovery realized by a party as a result of any action or proceeding pursuant to this Section 6.4, whether by way of settlement or otherwise, after reimbursement of any litigation expenses of the parties, shall be retained by the party that brought and controlled such action for purposes of this Agreement.

6.5 Infringement of Third Party Rights. Each party shall promptly notify the other in writing of any allegation by a Third Party that the activity of either of the parties pursuant to this Agreement infringes or may infringe the intellectual property rights of such Third Party. Curis shall have the sole right to control any defense of any such claim involving alleged infringement of Third Party rights by Curis’ activities at its own expense and by counsel of its own choice, and GBMT shall have the right, at its own expense, to be represented in any such action by counsel of its own choice. GBMT shall have the sole right to control any defense of any such claim involving alleged infringement of Third Party rights by GBMT’s activities at its own expense and by counsel of its own choice, and Curis shall have the right, at its own expense, to be represented in any such action by counsel of its own choice. Neither party shall have the right to settle any patent infringement litigation under this Section 6.5 in a manner that admits the invalidity or unenforceability of the other party’s Patents or imposes any restriction or obligation on the other party, without the written consent of such other party, which shall not be unreasonably withheld.

7.	REPRESENTATIONS AND WARRANTIES.

7.1 Mutual Representations and Warranties. Each party represents and warrants to the other that: (a) it is duly organized and validly existing under the laws of its jurisdiction of incorporation or formation, and has full corporate or other power and authority to enter into this Agreement and to carry out the provisions hereof; (b) it is duly authorized to execute and deliver this Agreement and to perform its obligations hereunder, and the person or persons executing this Agreement on its behalf has been duly authorized to do so by all requisite corporate or partnership action; and (c) this Agreement is legally binding upon it, enforceable in accordance with its terms, and does not conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it may be bound, nor violate any material law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it.

7.2 Curis Representations and Warranties. Curis hereby represents and warrants to GBMT, as of the Effective Date, that: (a) Exhibit D attached hereto contains a true and complete list of the existing Curis Patents in the GBMT Territory; (b) Curis Controls the Patents listed in Exhibit D hereto; (c) Curis has not granted to any Third Party any license or other right under the Curis Patents to develop, make, have made, use, market, sell, have sold, offer for sale, or import any Compound or Product in the Field in the GBMT Territory; (d) Curis has not received written notice from any Third Party claiming that the manufacture, use, sale, offer for sale or import of any Compound or Product infringes the Patents of any Third Party; and (e) Curis is not a party to any legal action, suit or proceeding relating to the Curis Patents.

7.3 GBMT Acknowledgment. GBMT acknowledges [**]. GBMT further acknowledges that, [**]. In addition, GBMT acknowledges that, notwithstanding the use in this Agreement of the prefix “CUDC-” in referring to the Compounds, neither CUDC-906 nor CUDC-908 has been formally designated by Curis as a development candidate.

7.4 Disclaimer. Except as expressly set forth in this Agreement, NEITHER PARTY MAKES ANY REPRESENTATIONS OR WARRANTIES OF ANY KIND RELATING TO THE COMPOUNDS, PRODUCTS, CURIS TECHNOLOGY, CURIS NON-ASSERT PATENTS OR GBMT TECHNOLOGY, AND EACH PARTY EXPRESSLY DISCLAIMS ANY AND ALL WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, THE WARRANTIES OF DESIGN, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THE INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES, OR ARISING FROM A COURSE OF DEALING, USAGE OR TRADE PRACTICES. Without limiting the generality of the foregoing, Curis makes no representations or warranties of any kind with respect to the safety or efficacy of any Compound or Product and expressly disclaims all such representations and warranties.

7.5 Limitation of Liability. EXCEPT FOR LIABILITY FOR BREACH OF ARTICLE 8, NEITHER PARTY SHALL BE ENTITLED TO RECOVER FROM THE OTHER PARTY ANY SPECIAL, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES IN CONNECTION WITH THIS AGREEMENT OR ANY LICENSE GRANTED HEREUNDER; provided, however, that this Section 7.5 shall not be construed to limit either party’s indemnification obligations under Article 10.

8.	CONFIDENTIALITY.

8.1 Confidential Information. Except to the extent expressly authorized by this Agreement or otherwise agreed in writing by the parties, each party agrees that, during the Term and for five (5) years thereafter, such party (the “Receiving Party”) shall keep confidential and shall not publish or otherwise disclose and shall not use for any purpose other than as expressly provided for in this Agreement any confidential or proprietary information furnished to it by the other party (the “Disclosing Party”) pursuant to this Agreement (collectively, “Confidential Information”). Notwithstanding the foregoing or any other provision (including Section 8.2) of this Agreement to the contrary, all Curis-Originated Information shall be deemed the Confidential Information of Curis only, and Curis and GBMT shall be deemed the Disclosing Party and the Receiving Party, respectively, with respect thereto. The Receiving Party may use Confidential Information of the Disclosing Party only to the extent required to accomplish the purposes of this Agreement. The Receiving Party may disclose Confidential Information to those of its and its Affiliates’ respective employees, agents, consultants, licensees, sublicensees, permitted subcontractors and other representatives who require access to such Confidential Information to accomplish the purposes of this Agreement, provided that such persons are under obligations of confidentiality and non-use of the Confidential Information at least as stringent as those set forth in this Article 8. The Receiving Party shall use at least the same standard of care as it uses to protect proprietary or confidential information of its own to ensure that its employees, agents, consultants, licensees, sublicensees, permitted subcontractors and other representatives do not disclose or make any unauthorized use of the Confidential Information. The Receiving Party will promptly notify the Disclosing Party upon discovery of any unauthorized use or disclosure of the Confidential Information.

8.2 Exceptions. Confidential Information shall not include any information which the Receiving Party can prove by competent evidence: (a) is now, or hereafter becomes generally known or available, through no act or omission on the part of the Receiving Party in breach of this Agreement (and, where GBMT is the Receiving Party, through no act or omission in breach of the CQ/Curis Agreement); (b) is known by the Receiving Party at the time of receiving such information, as evidenced by its records; (c) is hereafter furnished to the Receiving Party by a Third Party, as a matter of right and without restriction on disclosure; or (d) is independently discovered or developed by the Receiving Party, without the use of Confidential Information of the Disclosing Party, as evidenced by the Receiving Party’s written records maintained in the ordinary course of business; provided, however, that the exceptions set forth in the preceding clauses (b) and (d) shall not be available to GBMT in regard to any Curis-Originated Information.

8.3 Authorized Disclosure. The Receiving Party may disclose Confidential Information of the Disclosing Party as expressly permitted by this Agreement, or if and to the extent such disclosure is reasonably necessary in the following instances:

(a) filing or prosecuting Patents as permitted by this Agreement;

(b) establishing or enforcing the Receiving Party’s rights under this Agreement;

(c) prosecuting or defending litigation as permitted by this Agreement;

(d) complying with a valid order of a court or other governmental body having jurisdiction or with applicable laws, rules and regulations; provided that the Receiving Party shall, except where impracticable, give reasonable advance notice to the Disclosing Party of the required disclosure, and, at the Disclosing Party’s request and expense, cooperate with the Disclosing Party’s efforts to contest such required disclosure, to obtain a protective order preventing or limiting the disclosure or requiring that the Confidential Information so disclosed be used only for the purposes for which such disclosure is required, or to obtain other confidential treatment of the Confidential Information required to be disclosed. In any event, the Receiving Party shall disclose only such Confidential Information as it is required by such order or applicable law, rule or regulation to disclose and shall only disclose such Confidential Information for the purpose and to the entity(ies) required by such order or applicable law, rule or regulation;

(e) disclosure to Third Parties in connection with due diligence or similar investigations by such Third Parties, and disclosure to potential Third Party investors in confidential financing documents, provided, in each case, that any such Third Party agrees to be bound by reasonable obligations of confidentiality and non-use; and

(f) in the case of GBMT, disclosure to bona fide potential Sublicensees, provided that each such potential Sublicensee undertakes in writing obligations of confidentiality and non-use regarding Confidential Information of Curis which are at least as stringent as those undertaken by GBMT under this Article 8.

8.4 Terms of this Agreement.

(a) Each party agrees not to disclose to any Third Party the terms of this Agreement without the prior written consent of the other party hereto, except that each party may disclose the terms of this Agreement to the extent such disclosure is permitted under Section 8.3, Section 8.4(b), or Section 8.4(c).

(b) The parties shall coordinate in advance with each other in connection with the filing of this Agreement (including redaction of certain provisions of this Agreement) with the U.S. Securities and Exchange Commission (“SEC”) or any stock exchange on which securities issued by a party or its Affiliate are traded, and each party shall use reasonable efforts to seek confidential treatment for the terms proposed to be redacted; provided that each party shall ultimately retain control over what information to disclose to the SEC or any stock exchange, as the case may be, and provided further that the parties shall use their reasonable efforts to file redacted versions which are consistent with redacted versions previously filed with the SEC or any stock exchange.

(c) The parties acknowledge that either party may be required to file a copy of certain terms of this Agreement with government authorities in the GBMT Territory or in the Curis Territory for registration or approval purposes. Each party shall notify the other in writing of any such required filing, in which event, the parties agree to execute for such purpose a tailored short-form agreement (comprising relevant portions of this Agreement) mutually acceptable to the parties which incorporates only those provisions that need to be disclosed to the relevant government authority. The party required to make such filing shall file only such tailored short-form agreement with the relevant government authority.

8.5 Publications. Curis shall have the right to review and comment on any material proposed for publication or public presentation by or on behalf of GBMT, such as by oral presentation, manuscript or abstract, which includes data generated from Development Plan activities or other research and development of any Compound or Product by or on behalf of GBMT, and/or which includes Confidential Information of Curis. Before any such material is submitted for publication, GBMT shall deliver a complete copy to Curis at least 45 days prior to submitting the material to a publisher or initiating any other disclosure. Curis shall review any such material and give its comments to GBMT within 30 days of the delivery of such material to Curis. GBMT shall comply with Curis’ request to delete references to Curis’ Confidential Information in any such material and agrees to delay any submission for publication or other public disclosure for a period of up to an additional 60 days to allow for the preparation and filing of appropriate patent applications.

9.	TERM AND TERMINATION.

9.1 Term. The term of this Agreement (the “Term”) shall commence on the Effective Date and, unless this Agreement is earlier terminated in accordance with this Article 9, shall expire upon the later of (a) expiration of the last-to-expire Valid Claim of the Curis Patents and Curis Non-Assert Patents and (b) such time as none of GBMT, its Affiliates and Sublicensees is commercializing any Compound or Product in the GBMT Territory.

9.2 Termination for Material Breach.

(a) A party may terminate this Agreement for material breach of this Agreement by the other party upon 60 days’ written notice specifying the nature of the breach, unless the breaching party cures such breach within such 60-day period.

(b) Curis shall have the right to terminate this Agreement immediately upon written notice to GBMT, if GBMT, its Affiliate or Sublicensee directly, or through assistance granted to a Third Party, commences any interference or opposition proceeding with respect to, or challenges the validity or enforceability of, any Curis Patent or Curis Non-Assert Patent.

9.3 Termination At Will. GBMT may terminate this Agreement at any time for any reason or no reason upon 90 days’ written notice to Curis.

9.4 Termination for Breach or Termination of Consulting Agreement. Curis may terminate this Agreement immediately upon written notice to GBMT, if: (a) Dr. Qian breaches or threatens to breach any provision of Section 5 of the Consulting Agreement dated February 24, 2012, between Curis and Dr. Qian (the “Consulting Agreement”); (b) Curis terminates the Consulting Agreement for material breach by Dr. Qian of any provision of the Consulting Agreement; or (c) Dr. Qian terminates the Consulting Agreement during the first six months of the term of the Consulting Agreement for any reason other than Curis’ material breach.

9.5 Consequences of Expiration or Termination.

(a) Upon expiration (but not earlier termination) of this Agreement pursuant to Section 9.1, the License granted to GBMT shall survive on a non-exclusive, irrevocable, perpetual basis.

(b) Upon any termination of this Agreement prior to its expiration, the License shall automatically terminate and revert to Curis.

(c) [**] the termination of this Agreement for any reason prior to its expiration, GBMT shall: (i) return to Curis all Confidential Information of Curis and all Curis Technology that is in GBMT’s or its Affiliates’ possession, including any and all documentation and other tangible embodiments thereof, except that GBMT may retain one archival copy of Curis’ Confidential Information solely for purposes of monitoring compliance with its obligations hereunder and complying with applicable law; (ii) transfer to Curis all data and information in the possession of GBMT or its Affiliates relating to Compounds or Products (to the extent not previously disclosed to Curis); (iii) to the maximum extent permitted by applicable law, transfer and assign to Curis or its designee all of its right, title and interest in and to all INDs, Regulatory Approvals (including applications therefor), drug dossiers and master files with respect to any Compound or Product in the GBMT Territory, including any and all documentation relating thereto; and (iv) take such other actions and execute such other instruments, assignments and documents as may be necessary to effect the transfer of rights to Curis under this Section 9.5(c).

(d) Neither expiration nor termination shall relieve either party of any obligation accruing prior to such expiration or termination. Except as expressly set forth elsewhere in this Agreement, the obligations and rights of the parties under Sections 2.8, 4.6(b)(ii), 4.6(c), 6.1, 6.2(b), 6.2(c), 6.3, 6.4(a), 6.4(c), 6.4(d), 6.4(e), 6.4(f), 7.3, 7.4, 7.5, 8.1, 8.2, 8.3, 8.4, 9.5, 9.6 and 9.7 and Articles 10, 11 and 12 shall survive termination or expiration of this Agreement.

9.6 Bankruptcy Code. All rights and licenses granted under or pursuant to this Agreement are, and shall otherwise be deemed to be, for purposes of Section 365(n) of Title 11 of the United States Code and other similar laws in any jurisdiction outside the U.S. (collectively, the “Bankruptcy Laws”), licenses of rights to be “intellectual property” as defined under the Bankruptcy Laws. If a case is commenced during the Term by or against a party under Bankruptcy Laws then, unless and until this Agreement is rejected as provided in such Bankruptcy Laws, such party (in any capacity, including debtor-in-possession) and its successors and assigns (including a trustee) shall perform all of the obligations provided in this Agreement to be performed by such party. If a case is commenced during the Term by or against a party under the Bankruptcy Laws, this Agreement is rejected as provided in the Bankruptcy Laws and the other party elects to retain its rights hereunder as provided in the Bankruptcy Laws, then the party subject to such case under the Bankruptcy Laws (in any capacity, including debtor-in-possession) and its successors and assigns (including a Title 11 trustee), shall provide to the other party copies of all Information necessary for such other party to prosecute, maintain and enjoy its rights under the terms of this Agreement promptly upon such other party’s written request therefor. All rights, powers and remedies of the non-bankrupt party as provided herein are in addition to and not in substitution for any and all other rights, powers and remedies now or hereafter existing at law or in equity (including, without limitation, the Bankruptcy Laws) in the event of the commencement of a case by or against a party under the Bankruptcy Laws.

9.7 Damages; Relief. Termination of this Agreement shall not preclude either party from claiming any other damages, compensation or relief that it may be entitled to hereunder.

10.	INDEMNIFICATION.

10.1 Indemnification by GBMT. GBMT hereby agrees to save, defend, indemnify and hold harmless Curis, its Affiliates and their respective officers, directors, employees, consultants and agents (the “Curis Indemnitees”) from and against any and all losses, damages, liabilities, expenses and costs, including reasonable legal expense and attorneys’ fees (“Losses”), to which any Curis Indemnitee may become subject as a result of any claim, demand, action or other proceeding by any Third Party to the extent such Losses arise directly or indirectly out of (a) the development, manufacture, use, handling, storage, sale, distribution or other disposition of any Compound or Product by or on behalf of GBMT or any of its Affiliates or Sublicensees, (b) the gross negligence or willful misconduct of any GBMT Indemnitee (defined below), or (c) the breach by GBMT of any warranty, representation, covenant or agreement made by it in this Agreement; except, in each case, to the extent such Losses result from the gross negligence or willful misconduct of any Curis Indemnitee or the breach by Curis of any warranty, representation, covenant or agreement made by it in this Agreement.

10.2 Indemnification by Curis. Curis hereby agrees to save, defend, indemnify and hold harmless GBMT, its Affiliates and their respective officers, directors, employees, consultants and agents (the “GBMT Indemnitees”) from and against any and all Losses to which any GBMT Indemnitee may become subject as a result of any claim, demand, action or other proceeding by any Third Party to the extent such Losses arise directly or indirectly out of (a) the gross negligence or willful misconduct of any Curis Indemnitee, or (b) the breach by Curis of any warranty, representation, covenant or agreement made by Curis in this Agreement; in each case, except to the extent such Losses result from the gross negligence or willful misconduct of any GBMT Indemnitee or the breach by GBMT of any warranty, representation, covenant or agreement made by GBMT in this Agreement.

10.3 Control of Defense. In the event a party seeks indemnification under Section 10.1 or 10.2, it shall inform the other party (the “Indemnifying Party”) of a claim as soon as reasonably practicable after such party (the “Indemnified Party”) receives notice of the claim (it being understood and agreed, however, that the failure by an Indemnified Party to give notice of a claim as provided in this Section 10.3 shall not relieve the Indemnifying Party of its indemnification obligation under this Agreement except and only to the extent that such Indemnifying Party is actually damaged as a result of such failure to give notice), shall permit the Indemnifying Party to assume direction and control of the defense of the claim (including the right to settle the claim solely for monetary consideration), and shall cooperate as requested (at the expense of the Indemnifying Party) in the defense of the claim. The Indemnified Party shall not agree to any settlement of such action, suit, proceeding or claim without the prior written consent of the Indemnifying Party. The Indemnifying Party shall not agree to any settlement of such action, suit, proceeding or claim or consent to any judgment in respect thereof that does not include a complete and unconditional release of the Indemnified Party from all liability with respect thereto, that imposes any liability or obligation on the Indemnified Party or that acknowledges fault by the Indemnified Party; in each case, without the prior written consent of the Indemnified Party.

10.4 Insurance. GBMT, at its own expense, shall maintain product liability and other appropriate insurance in an amount consistent with industry standards during the Term. GBMT shall provide a certificate of insurance evidencing such coverage to Curis upon request.

11.	DISPUTE RESOLUTION.

11.1 Disputes. Subject to Section 11.4, upon the written request of either party to the other party, any claim, dispute, or controversy as to the breach, enforcement, interpretation or validity of this Agreement will be referred to the Chief Executive Officer of Curis and Dr. Qian, for resolution. In the event the two individuals referred to in the preceding sentence are unable to resolve such matter within 30 days after the initial written request, then, upon the written demand of either party, the matter shall be subject to arbitration, as provided in Section 11.2, except as expressly set forth in Section 11.4.

11.2 Arbitration.

(a) Subject to Section 11.4 below, any dispute, controversy or claim that is not resolved pursuant to Section 11.1 shall be resolved by final and binding arbitration in accordance with the applicable rules of the London Court of International Arbitration (“LCIA”) as then in effect (the “Rules”), except to the extent any such Rule conflicts with the express provisions of this Article 11.

(b) The arbitration shall be conducted by an arbitral tribunal of three neutral arbitrators selected by the LCIA Court in accordance with the Rules; provided that such arbitrators shall not be current or former employees or directors, or current stockholders, of either party, any of their respective Affiliates or any Sublicensee; and provided, further, that each arbitrators shall have experience and familiarity with commercial licensing practices in the pharmaceutical and biotechnology industries. The place of arbitration shall be Boston, Massachusetts, USA, and all proceedings and communications shall be in English.

(c) The arbitral tribunal shall permit discovery (including both the production of documents and deposition testimony) as reasonably necessary for an understanding of any legitimate issue raised in the arbitration, while also taking into account the desirability of making discovery efficient and cost-effective.

(d) The arbitral tribunal shall, in rendering an award, apply the substantive law of the Commonwealth of Massachusetts, USA, without giving effect to its principles of conflicts of law, and without giving effect to any of its rules or laws relating to arbitration. The award shall include a written statement describing the essential findings and conclusions upon which the award is based, including the calculation of any damages awarded. The arbitral tribunal’s authority to award special, incidental, consequential or punitive damages shall be subject to the limitation set forth in Section 7.5, except to the extent the substantive laws of the Commonwealth of Massachusetts, USA, do not permit such limitation. The award rendered by the arbitral tribunal shall be final, binding and non-appealable (subject only to the parties’ right to request correction of any errors in computation, clerical or typographical errors, or other errors of a similar nature, and the arbitral tribunal’s right to make any such correction on its own initiative, in each case, in accordance with the Rules), and judgment upon the award may be entered in any court of competent jurisdiction.

(e) Each party shall bear its own attorneys’ fees, costs, and disbursements arising out of the arbitration, and shall pay an equal share of the fees and costs of the arbitration; provided, however, that the arbitral tribunal shall be authorized to determine whether a party is the prevailing party, and if so, to award to that prevailing party reimbursement for any or all of its reasonable attorneys’ fees, costs and disbursements (including, for example, expert witness fees and expenses, photocopy charges, travel expenses, etc.), and/or the fees and costs of the LCIA Court and the arbitral tribunal.

11.3 Confidentiality of Arbitration. Except to the extent necessary to confirm or enforce an award or as may be required by applicable law, neither a party nor the arbitral tribunal may disclose the existence, content, or results of an arbitration without the prior written consent of both parties.

11.4 Injunctive Relief; Court Actions. Either party may apply to the arbitrators for interim injunctive relief until the arbitration award is rendered or the controversy is otherwise resolved. Either party also may, without waiving any remedy under this Agreement, seek from any court having jurisdiction any injunctive or other equitable relief in the context of a bona fide emergency or prospective irreparable harm, and such an action may be filed and maintained notwithstanding any ongoing discussions between the parties or any ongoing arbitration proceeding. In addition, either party may bring an action in any court of competent jurisdiction to resolve disputes pertaining to the validity, construction, scope, enforceability, infringement or other violations of Patents or other intellectual property rights, and no such claim shall be subject to arbitration pursuant to Section 11.2. Further, no claim under any antitrust, anti-monopoly or competition law or regulation, whether or not statutory, shall be subject to arbitration pursuant to Section 11.2.

12.	MISCELLANEOUS.

12.1 No Implied Licenses. No right or license under any Information, Patents or other intellectual property rights of either party is granted or shall be granted by implication. All such rights or licenses are or shall be granted only as expressly provided in this Agreement.

12.2 Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the Commonwealth of Massachusetts, USA, excluding its conflicts of laws principles.

12.3 Entire Agreement; Modification. This Agreement (including the Exhibits hereto) is both a final expression of the parties’ agreement and a complete and exclusive statement with respect to all of its terms. This Agreement supersedes all prior and contemporaneous agreements and communications, whether oral, written or otherwise, concerning any and all matters contained herein; provided, however, that this Agreement is not intended to supersede any written agreement in place between Curis and Changgeng Qian, M.D., Ph.D., including, without limitation, the CQ/Curis Agreement, each of which shall remain in full force and effect in accordance with its terms. This Agreement may only be modified or supplemented in a writing expressly stated for such purpose and signed by the parties to this Agreement.

12.4 Relationship between the Parties. The parties’ relationship, as established by this Agreement, is solely that of independent contractors. This Agreement does not create any partnership, joint venture or similar business relationship between the parties. Neither party is a legal representative of the other party and neither party can assume or create any obligation, representation, warranty or guarantee, express or implied, on behalf of the other party for any purpose whatsoever.

12.5 Non-Waiver. The failure of a party to insist upon strict performance of any provision of this Agreement or to exercise any right arising out of this Agreement shall neither impair that provision or right nor constitute a waiver of that provision or right, in whole or in part, in that instance or in any other instance. Any waiver by a party of a particular provision or right shall be in writing, shall be as to a particular matter and, if applicable, for a particular period of time and shall be signed by such party.

12.6 Assignment. Except as expressly provided hereunder, neither this Agreement nor any rights or obligations hereunder may be assigned or otherwise transferred by either party without the prior written consent of the other party (which consent shall not be unreasonably withheld); provided, however, that Curis may assign this Agreement and its rights and obligations hereunder without GBMT’s consent:

(a) in connection with the transfer or sale of all or substantially all of Curis’ business to which this Agreement relates to a Third Party, whether by merger, sale of stock, sale of assets or otherwise, provided that in the event of such a sale or transfer (whether this Agreement is actually assigned or is assumed by the acquiring party by operation of law (e.g., in the context of a reverse triangular merger)), intellectual property rights of the acquiring party in such sale or transfer (if other than Curis) shall not be included in the technology licensed hereunder or otherwise subject to this Agreement; or

(b) to an Affiliate of Curis, provided that Curis shall remain liable and responsible to GBMT for the performance and observance of all such duties and obligations by such Affiliate.

The rights and obligations of the parties under this Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties, and the name of a party appearing herein will be deemed to include the name of such party’s successors and permitted assigns to the extent necessary to carry out the intent of this section. Any assignment not in accordance with this Agreement shall be void.

12.7 No Third Party Beneficiaries. This Agreement is neither expressly nor impliedly made for the benefit of any party other than those executing it.

12.8 Severability. If, for any reason, any part of this Agreement is adjudicated invalid, unenforceable or illegal by a court of competent jurisdiction, then such adjudication shall not, to the extent feasible, affect or impair, in whole or in part, the validity, enforceability or legality of any remaining portions of this Agreement. All remaining portions shall remain in full force and effect as if the original Agreement had been executed without the invalidated, unenforceable or illegal part.

12.9 Notices. Any notice to be given under this Agreement must be in writing and delivered either in person, by any method of mail (postage prepaid) requiring return receipt, or by overnight courier or facsimile confirmed thereafter by any of the foregoing, to the party to be notified at its address(es) given below, or at any address such party has previously designated by prior written notice to the other. Notice shall be deemed sufficiently given for all purposes upon the earliest of: (a) the date of actual receipt; (b) if mailed, five (5) days after the date of postmark; or (c) if delivered by overnight courier, the next business day the overnight courier regularly makes deliveries.

If to Curis:	Curis, Inc. 4 Maguire Road Lexington, MA 02421 USA Attention: Chief Executive Officer Telephone: +1 (617) 503-6500 Facsimile: +1 (617) 354-2407

With a copy to:	Curis, Inc. 4 Maguire Road Lexington, MA 02421 USA Attention: Chief Medical Officer Telephone: +1 (617) 503-6500 Facsimile: +1 (617) 354-2407

If to GBMT:

Guangzhou BeBetter Medicine Technology LTD Co.

Room C209, Sector C

Guangzhou International Business Incubator

3 Juquan Road, Guangzhou Science Park

Guangdong 510663

People’s Republic of China

Attention: Changgeng Qian, Ph.D., M.D.

Telephone: +86-20-2806-9339

Facsimile: +86-20-2806-9336

and:	Dr. Changgeng Qian [**] USA Telephone: [**]

12.10 Force Majeure. Except for the obligation to make payment when due, each party shall be excused from liability for the failure or delay in performance of any obligation under this Agreement by reason of any event beyond such party’s reasonable control including but not limited to Acts of God, fire, flood, explosion, earthquake, or other natural forces, war, civil unrest, acts of terrorism, accident, destruction or other casualty, any lack or failure of transportation facilities, any lack or failure of supply of raw materials, any strike or labor disturbance, or any other event similar to those enumerated above. Such excuse from liability shall be effective only to the extent and duration of the event(s) causing the failure or delay in performance and provided that the party has not caused such event(s) to occur. Notice of a party’s failure or delay in performance due to force majeure must be given to the other party within 10 days after its occurrence. All delivery dates under this Agreement that have been affected by force majeure shall be tolled for the duration of such force majeure. In no event shall any party be required to prevent or settle any labor disturbance or dispute.

12.11 Interpretation. The headings of clauses contained in this Agreement preceding the text of the sections, subsections and paragraphs hereof are inserted solely for convenience and ease of reference only and shall not constitute any part of this Agreement, or have any effect on its interpretation or construction. All references in this Agreement to the singular shall include the plural where applicable. Unless otherwise specified, references in this Agreement to any Article shall include all Sections, subsections and paragraphs in such Article, references to any Section shall include all subsections and paragraphs in such Section, and references in this Agreement to any subsection shall include all paragraphs in such subsection. All references to days in this Agreement shall mean calendar days, unless otherwise specified. Ambiguities and uncertainties in this Agreement, if any, shall not be interpreted against either party, irrespective of which party may be deemed to have caused the ambiguity or uncertainty to exist. This Agreement has been prepared in the English language and the English language shall control its interpretation. In addition, all notices required or permitted to be given hereunder, and all written, electronic, oral or other communications between the parties regarding this Agreement shall be in the English language.

12.12 Counterparts. This Agreement may be executed in counterparts, each of which, when executed, shall be deemed to be an original and all of which together shall constitute one and the same instrument. Facsimile signatures shall be as effective as original signatures.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have duly executed this Drug Development Partnership and License Agreement as of the Effective Date.

CURIS, INC.		GUANGZHOU BEBETTER MEDICINE TECHNOLOGY LTD CO.

By:	/s/ Daniel R. Passeri	By:	/s/ Changgeng Qian

Name:	Daniel R. Passeri	Name:	Changgeng Qian

Title:	President and CEO	Title:	Legal Representative

Exhibit A

CUDC-906

[**]

Compound Name: CUDC-906

Curis registration Number: [**]

Chemical Name: [**]

Exhibit B

CUDC-908

[**]

Compound Name: CUDC-908

Curis registration Number: [**]

Chemical Name: [**]

Exhibit C

CURIS NON-ASSERT PATENTS

Country of Filing	Application Serial Number	Publication Number
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]

Exhibit D

CURIS PATENTS

Country of Filing	Application Serial Number	Publication Number
[**]	[**]	[**]
[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]

Exhibit E

INITIAL DEVELOPMENT PLAN

Dual HDAC and PI3K Inhibitor CUDC-908/CUDC-906

Clinical Development Plan

(Preliminary)

Contents

Summary

Rationale for Dual Pi3K/HDAC Inhibitors

Pharmacological Properties of CUDC-908 and CUDC-906

Comparison of CUDC-906, [**] and CUDC-908

In Vitro Potency and Mechanism of Action

[**]

Efficacy Studies

Safety Assessment

Overall Strategy of CUDC-908 and CUDC-906 Clinical Development

CUDC-908 IND-Enabling Studies and IND-Filing

CMC and Clinical Formulation

GLP Toxicity and TK Studies

CUDC-908 Clinical Trial Plan

Indications

[**]

Clinical Development Plan

Clinical Development Objectives

Phase I Study

Phase II Study

Collaboration and Timelines

Finance

Reference

Summary

[**].

Rationale for Dual Pi3K/HDAC Inhibitors

[**].

Pharmacological Properties of CU-908 and CU-906

Comparison of [**], CU-908, and CU-906,

[**].

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In Vitro Potency and Mechanism of Action

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Efficacy Studies

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Safety Assessment

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Overall Strategy of CUDC-908 and CUDC-906 Clinical Development

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CU-908 IND-Enabling Studies and IND-Filing

CMC and Clinical Formulation

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GLP Toxicity and TK Studies

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Study Name	Cost (US$)
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CU-908 Clinical Trial Plan

Indications

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Clinical Development Plan

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Phase I Study

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Phase II Study

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Collaboration and Timelines

After license grant to GBMT in February 2012, [**].

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Finance

The estimated cost [**].

References

[**].